                                                                   EXHIBIT 10.48

                     PATENT COLLATERAL SECURITY AGREEMENT
                     ------------------------------------


          THIS AGREEMENT is made as of the 5th day of December, 1996, by and between StyroChem International, Inc., a corporation organized under the laws of the State of Texas having a mailing address at 3607 North Sylvania Avenue, Fort Worth, TX 76111, ("Styrochem") and The Bank of New York Commercial Corporation as administrative and collateral agent for Lenders (as hereafter defined), having a mailing address at 1290 Avenue of the Americas, New York, New York 10104 (in such capacity, "Agent").

                                   BACKGROUND
                                   ----------

          Styrochem, WinCup Holdings, Inc., Radnor Holdings Corporation, SP Acquisition Co., and WinCup Holdings, L.P. have entered into an Amended and Restated Revolving Credit and Security Agreement dated as of the date hereof (as amended and supplemented from time to time, the "Loan Agreement") with The Bank of New York Commercial Corporation, ("BNYCC"), the various financial institutions named therein or which hereafter become a party thereto (collectively, "Lenders") and BNYCC as administrative and collateral agent for the Lenders (in such capacity "Agent"). In order to induce Agent and Lenders to execute and deliver the Loan Agreement, Styrochem agreed to execute and deliver to Agent for the benefit of Lenders this Patent Collateral Security Agreement ("Security Agreement"). This Security Agreement, covering Patents (as hereinafter defined), is being executed contemporaneously with the Loan Agreement under which Agent for the benefit of Lenders is granted a lien on and security interest in, inter alia, the Patents, whereby Agent shall have the
                      ----- ----
right to foreclose simultaneously on the Patents in the event of the occurrence and continuance of a default hereunder or an Event of Default under the Loan Agreement.

          NOW, THEREFORE, in consideration of the premises, Styrochem and Lender hereby agree as follows:

          1.   Defined Terms.  As used in this Security Agreement, terms defined
               -------------
in the Loan Agreement shall have their defined meanings when used herein and the following terms shall have the following meanings, unless the context otherwise requires:

               "Code" shall mean the Uniform Commercial Code as the same may from time to time be in effect in the State of New York.

               "Collateral" shall have the meaning assigned to it in Section 2 of this Security Agreement.

               "Licenses" shall mean the patent license agreements of Styrochem designated on Schedule I hereto, as any of the same may from time to time be
              ----------
amended or supplemented.

               "Patents" shall mean all right, title and interest in and to the patent applications and patents shown in the attached Schedule A and those patents which are hereafter obtained or acquired by Styrochem and all registrations, applications and recordings thereof, including, without limitation, all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, and all applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other province or country, all whether now owned or hereafter acquired by Styrochem.

               "Proceeds" shall have the meaning assigned to it under Section 9-306 of the Code, and in any event, shall include, but not be limited to (i) any and all proceeds of any insurance, indemnity, warranty or guarantee payable to Styrochem from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to Styrochem from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

               "Security Agreement" shall mean this Security Agreement, as the same may from time to time be amended or supplemented.

          2.   Grant of Security Interest.  As collateral security for the
               --------------------------
prompt payment of the Obligations, Styrochem hereby grants and conveys to Agent for the benefit of Lenders a security interest in and to (a) the entire right, title and interest of Styrochem in and to the Patents, including the registrations and applications appurtenant thereto, listed in Schedule A hereto
                                                              ----------
(as the same may be amended pursuant hereto from time to time), and in and to any and all patents, and registrations and applications appurtenant thereto, hereafter acquired or filed by Styrochem, including without limitation all renewals thereof, all proceeds of infringement suits, the rights to sue for past, present and future infringements and all rights corresponding thereto in the United States and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and (b) all of Styrochem's right, title and interest in, to and under the following:

               (i)   all Licenses;

               (ii) all Receivables, contract rights and General Intangibles arising under or relating to each and every License (including, without limitation, (A) all moneys due and to become due under any License, (B) any damages arising out of or for breach or default in respect of any such License, (C) all other amounts from time to time paid or payable under or in connection with any such License, and
(D) the right of Styrochem to terminate any such License or to perform and to exercise all remedies thereunder); and

               (iii) to the extent not otherwise included, all Proceeds and products of any or all of the foregoing. All of the property referred to in this paragraph 2 is hereafter collectively called the "Collateral".

          3.   Representations and Warranties.  Styrochem covenants and warrants
               ------------------------------
that as of the date of this Security Agreement:

               (a) The Patents are subsisting and have not been adjudged invalid or unenforceable in whole or in part;

               (b) To the best of Styrochem's knowledge, each of the Patents is valid and enforceable;

               (c) There is no outstanding claim that the use of any of the Patents violates the rights of any third person;

               (d) Styrochem is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Patents, free and clear of any liens, charges and encumbrances, (including without limitation pledges, assignments, licenses, registered user agreements and covenants by Styrochem not to sue third persons), except for the items disclosed in Schedule
                                                                       --------
I attached hereto;
-

               (e) Styrochem has the right to enter into this Security Agreement and perform its terms;

               (f) Styrochem has used, and will continue to use for the duration of this Security Agreement, proper statutory notice, where appropriate, in connection with its use of the Patents; and

               (g) Styrochem has used, and will continue to use for the duration of this Security Agreement, consistent standards of quality in its manufacture of products sold under the Patents.

          4.   Right of Inspection.  Styrochem hereby grants to Agent and its
               -------------------
employees and agents the right to visit Styrochem's plants and facilities which manufacture, inspect or store products sold under any of the Patents, and to inspect the products and quality control relating thereto at reasonable times during regular business hours. Styrochem shall use its best efforts to do any and all acts required by Agent to ensure Styrochem's compliance with paragraph 3(g) above.

          5.  New Patents.  (a)  If, before the Obligations shall have been paid
              -----------
in full, Styrochem shall obtain rights to any new Patents or become entitled to the benefit of any patent application or patent for any reissue, division, continuation, renewal, extension, or continuation-in-part of any Patent or any improvement on any Patent, the provisions of paragraph 2 shall automatically apply thereto and Styrochem shall give Agent prompt written notice thereof. (b) Styrochem grants Agent a power-of-attorney, irrevocable so long as the Loan Agreement is in existence, to modify this Security Agreement by amending Schedule A to include any future Patents, including Patent registrations or
----------
applications appurtenant thereto covered by this Security Agreement.

          6.   Covenants.  Styrochem covenants and agrees with Agent that from
               ---------
and after the date of this Security Agreement and until the Obligations are fully satisfied:

               (a)  Further Documentation; Pledge of Instruments.  At any time
                    --------------------------------------------
and from time to time, upon the written request of Agent, Styrochem will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Agent may reasonably deem desirable in obtaining the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Code with respect to the liens and security interests granted hereby. Styrochem also hereby authorizes Agent to file any such financing or continuation statement without the signature of Styrochem to the extent permitted by applicable law. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged to Agent hereunder, duly endorsed in a manner satisfactory to Agent.

               (b)  Maintenance of Patents.  Styrochem will not do any act, or
                    ----------------------
omit do any act, whereby the Patents or any registration or application appurtenant thereto, may become aban doned, invalidated, unenforceable, avoided, avoidable, or will otherwise diminish in value, and shall notify Agent immediately if it knows of any reason or has reason to know of any ground under which this result may occur. Styrochem shall take appropriate action at its expense to halt the infringement of the Patents and shall properly exercise its duty to control the nature and quality of the goods offered by any licensees in connection with the Licenses set forth in Schedule I.
                                          ----------

               (c)  Indemnification.  (A)  Styrochem assumes all responsibility
                    ---------------
and liability arising from the use of the Patents, and Styrochem hereby indemnifies and holds Agent and Lenders harmless from and against any claim, suit, loss, damage or expense (including reasonable attorneys' fees) arising out of Styrochem's operations of its business from the use of the

Patents. (B) In any suit, proceeding or action brought by Agent or any Lender under any License for any sum owing thereunder, or to enforce any provisions of such License, Styrochem will indemnify and keep Agent and Lenders harmless from and against all expense, loss or damage suffered by reason of any defense, set off, counterclaim, recoupment or reduction or liability whatsoever of the obligee thereunder, arising out of a breach of Styrochem of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligee or its successors from Styrochem, and all such obligations of Styrochem shall be and remain enforceable against and only against Styrochem and shall not be enforceable against Agent or any Lender.

               (d)  Limitation of Liens on Collateral.  Styrochem will not
                    ---------------------------------
create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove any lien, security interest, encumbrance, claim or right, in or to the Collateral, and will defend the right, title and interest of Agent in and to any of Styrochem's rights under any License and to the Proceeds thereof against the claims and de mands of all persons whomever.

               (e)  Limitations on Modifications of Licenses.  Styrochem will
                    ----------------------------------------
not (i) amend, modify, terminate or waive any provision of any License in any manner which might materially adversely affect the value of such License or the Patents as Collateral, (ii) fail to exercise promptly and diligently each and every material right which it may have under each License (other than any right of termination), or (iii) fail to deliver to Agent a copy of each material demand, notice or document sent or received by it relating in any way to any License or Patent.

               (f)  Notices.  Styrochem will advise Agent promptly, in
                    -------
reasonable detail (i) of any lien or claim made or asserted against any of the Collateral, (ii) of any material change in the composition of the Collateral and
(iii) of the occurrence of any other event which would have a material adverse effect on the value of any of the Collateral or on the security interests created hereunder.

               (g)  Limitation on Further Uses of Patents.  Styrochem will not
                    -------------------------------------
assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant an exclusive or non-exclusive license, or otherwise dispose of any of the Collateral, without prior written consent of Agent.

          7.   Agent's Appointment as Attorney-in-Fact.
               ---------------------------------------

               (a) Styrochem hereby irrevocably constitutes and appoints Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Styrochem and in the name of Styrochem or in its own name, from time to time in Agent's discretion, for the purposes of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives Agent the power and right, on behalf of Styrochem, to do the following:

                    (i) Upon the occurrence and continuance of an Event of Default, to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any License and, in the name of Styrochem or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any License and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Agent for the purpose of collecting any and all such moneys due under any License whenever payable;

                    (ii) To pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

                    (iii) Upon the occurrence and continuance of an Event of Default (A) to direct any party liable for any payment under any License to make payment of any and all moneys due and to become due thereunder directly to Agent or as Agent shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (D) to defend any suit, action or proceeding brought against Styrochem with respect to any Collateral; (E) to settle, compromise, or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as Agent may deem appropriate; and (F) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Agent were the absolute owner thereof for all purposes, and to do, at Agent's option all acts and things which Agent deems necessary to protect, preserve or realize upon the Collateral and Agent's security interest therein, in order to effect the intent of this Security Agreement, all as fully and effectively as Styrochem might do.

          This power of attorney is a power coupled with an interest and shall be irrevocable. Notwithstanding the foregoing, Styrochem shall execute any additional documents which Agent may require in order to confirm this power of attorney, or which Agent may deem necessary to enforce any of its rights contained in this Security Agreement.

               (b) The powers conferred on Agent hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to Styrochem for any act or failure to act, except for its own gross (not mere) negligence or willful misconduct.

               (c) Styrochem also authorizes Agent to execute, in connection with the sale provided for in paragraph 10(b) of this Security Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

          8.   Execution of Power of Attorney.  Concurrently with the execution
               ------------------------------
and delivery hereof, Styrochem is executing and delivering to Agent, in the form of Schedule II hereto, ten (10) originals of a Power of Attorney for the
   -----------
implementation of the assignment, sale or other disposal of the Patents pursuant to paragraph 7 hereof.

          9.   Performance by Agent of Styrochem's Obligations.  If Styrochem
               -----------------------------------------------
fails to perform or comply with any of its agreements contained herein and Agent, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of Agent incurred in connection with such performance or compliance shall be payable by Styrochem to Agent on demand and shall constitute Obligations secured hereby.

          10.  Remedies, Rights Upon Event of Default.
               --------------------------------------

               (a)  If an Event of Default shall occur and be continuing:

                    (i) All payments received by Styrochem under or in connection with any of the Collateral shall be held by Styrochem in trust for Agent, shall be segregated from other funds of Styrochem and shall forthwith upon receipt by Styrochem, be turned over to Agent, in the same form as received by Styrochem (duly indorsed by Styrochem or Agent, if required); and

                    (ii) Any and all such payments so received by Agent (whether from Styrochem or otherwise) may, in the sole discretion of Agent, be held by Agent as collateral security for, and/or then or at any time thereafter applied in whole or in part by Agent against all or any part of the Obligations in such order as Agent shall elect. Any balance of such payments held by Agent and remaining after payment in full of all the Obligations shall be paid over to Styrochem or to whomsoever may be lawfully entitled to receive the same.

               (b) If any Event of Default shall occur and be continuing, Agent and Lenders may exercise in addition to all other rights and remedies granted to them in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Uniform Commercial Code. Styrochem shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Lenders are entitled. Styrochem shall also be liable for the reasonable fees of any attorneys employed by Agent and Lenders to collect any such deficiency and also as to any reasonable attorney's fees incurred by Agent and Lenders with respect to the collection of any of the Obligations and the enforcement of any of Agent's and Lenders' respective rights hereunder.

          11.  Termination.  At such time as Styrochem shall completely pay in
               -----------
full all of the Obligations and the Loan Agreement is terminated, this Security Agreement shall terminate and Agent shall execute and deliver to Styrochem all such releases, deeds, assignments and other instruments as may be necessary or proper to re-vest in Styrochem full title to the Patents, subject to any disposition thereof which may have been made by Agent pursuant hereto.

          12.  Notices.  Any notice to be given to Agent or Styrochem under this
               -------
Security Agreement shall be given in the manner and to the parties designated in the Loan Agreement.

          13.  No Waiver.  No course of dealing between Styrochem, Agent or any
               ---------
Lender, nor any failure to exercise, nor any delay in exercising, on the part of Agent or any Lender, any right, power or privilege hereunder or under the Loan Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          14.  Cumulative Remedies.  All of Agent's and Lenders' rights and
               -------------------
remedies with respect to the Collateral, whether established hereby or by the Loan Agreement, or by any other agreements or by law, shall be cumulative and may be exercised singularly or concurrently.

          15.  Severability.  The provisions of this Security Agreement are
               ------------
severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

          16.  No Modification Except in Writing.  This Security Agreement is
               ---------------------------------
subject to modification only by a writing signed by the parties, except as provided in paragraphs 5 and 7.

          17.  Successors and Assigns.  The benefits and burdens of this
               ----------------------
Security Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

          18.  Governing Law.  The validity and interpretation of this Security
               -------------
Agreement and the rights and obligations of the parties shall be governed by the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the day and year first above written.


                                   STYROCHEM INTERNATIONAL, INC.


WITNESS:

[SIGNATURE APPEARS HERE]           By: /s/ Michael T. Kennedy
-------------------------             ----------------------------
                                      Name: Michael T. Kennedy
                                      Title: President



                                   THE BANK OF NEW YORK COMMERCIAL
WITNESS:                           CORPORATION, as Agent


[SIGNATURE APPEARS HERE]           By: [SIGNATURE APPEARS HERE]
------------------------              ----------------------------
                                      Name:
                                      Title:

STATE OF Pennsylvania )
                      :  ss.:
COUNTY OF Philadelphia)


     On the 5th day of December, 1996, before me personally came Michael T. Kennedy, to me known, who being by me duly sworn, did depose and say that he is the President of StyroChem International, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto on behalf of the corporation as the free act and deed of the corporation.


                                              [SIGNATURE APPEARS HERE]
                                          -------------------------------
                                                    Notary Public



STATE OF New York     )
                      :  ss.:
COUNTY OF New York    )


          Before me, the undersigned, on this 5th day of December, 1996, personally appeared Ryan D. Peak, to me known personally, and who being by me duly sworn, deposes and says that he is the Vice President of The
Bank of New York Commercial Corporation, and that said instrument was signed on behalf of said corporation by authority of its Board of Directors, and he acknowledged said instrument to be the free act and deed of said corporation.

                                              [SIGNATURE APPEARS HERE]
                                          --------------------------------
                                                    Notary Public

                                   SCHEDULE A
                                   ----------

Schedule A to a Patent Collateral Security Agreement dated December 5, 1996, by and between STYROCHEM INTERNATIONAL, INC. and THE BANK OF NEW YORK COMMERCIAL CORPORATION, as Agent.

APPLICATION OR               EXPIRATION
  PATENT NO.      COUNTRY    DATE        TITLE
--------------    -------    ----        -----
4,792,572         U.S.       12/20/2005  U.S. Utility Patent

                                         For novel particulate
                                         expandable Styrene Polymers
                                         having short minimum molding
                                         times and method for preparing
                                         same.

614,046           Australia   2/24/2005  Foreign Utility Patent

                                         For novel particulate
                                         expandable Styrene Polymers
                                         having short minimum molding
                                         times and method for preparing
                                         same.

1,305,373         Canada      7/21/2005  Foreign Utility Patent

                                         For novel particulate
                                         expandable Styrene Polymers
                                         having short minimum molding
                                         times and method for preparing
                                         same.

1,255,450         Canada      6/6/2059   Canadian issued letters Patent,
                                         relating to the preparation of
                                         expandable or foamable polystyrene.

                                  SCHEDULE I
                                  ----------

                                   LICENSES
                                   --------

                                  SCHEDULE II
                                  -----------

                           SPECIAL POWER OF ATTORNEY
                           -------------------------


STATE OF _________  )
                    :  ss.:
COUNTY OF ________  )


          KNOW ALL MEN BY THESE PRESENTS, that STYROCHEM INTERNATIONAL, INC., a limited corporation organized under the laws of the State of Delaware, with its principal office at 3607 North Sylvania Avenue, Fort Worth, TX 76111, (hereafter called "Styrochem"), pursuant to a Patent Collateral Security Agreement, dated as of the date hereof, (the "Security Agreement"), hereby appoints and constitutes THE BANK OF NEW YORK COMMERCIAL CORPORATION, a New York corporation, with offices at 1290 Avenue of the Americas, New York, New York 10104, in its capacity as administrative and collateral agent ("Agent") for itself and the various other financial institutions named in and which hereafter become a party to that certain Amended and Restated Revolving Credit and Security Agreement dated as of the date hereof among Styrochem, WinCup Holdings, Inc., WinCup Holdings, L.P., Radnor Holdings Corporation, SP Acquisition Co., The Bank of New York Commercial Corporation ("BNYCC"), the various financial institutions named therein and which hereafter become a party thereto (collectively, "Lenders") and Agent, its true and lawful attorney, with full power of substitution, and with full power and authority to perform the following acts on behalf of Styrochem:

          1. Assigning, selling or otherwise disposing of all right, title and interest of Styrochem in and to the Patents listed on Schedule A
                                                                     ----------
               of the Security Agreement, and including those trademarks which are added to the same subsequent hereto, and all registrations and recordings here of, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to the foregoing, and to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

          2. To execute any and all documents, statements, certificates or other papers necessary or advisable in order to obtain the purposes described above as Agent may in its sole discretion determine.

          This power of attorney is made pursuant to the Security Agreement, dated as of the date hereof, between Styrochem and Agent and may not be revoked until the payment in full of all Obligations as defined in such Security Agreement.

                              STYROCHEM INTERNATIONAL, INC.



                              By:__________________________
                                 Michael T. Kennedy
                                 President


STATE OF NEW YORK   )
                    : ss.:
COUNTY OF NEW YORK  )


     On this _____ day of December, 1996, before me personally came Michael T. Kennedy, to me known, who, being by me duly sworn, did depose and say that he is the President of StyroChem International, Inc., and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of each corporation.

                                      ______________________________
                                               NOTARY PUBLIC